                                                                    EXHIBIT 99.2


     Index to Unaudited Pro Forma Condensed Combined Financial Statements

                                                                                       Page
                                                                                       ----
Introduction to unaudited pro forma condensed combined financial statements..........     2
Unaudited pro forma condensed combined statement of financial condition
   as of March 31, 2000..............................................................     3
Unaudited pro forma condensed combined statement of income and comprehensive income
   for the nine months ended March 31, 2000..........................................     4
Notes to unaudited pro forma condensed combined financial statements.................     5

         Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial statements combine the historical consolidated statements of financial condition and income of Southwest Securities Group, Inc. (the "Company") and ASBI Holdings, Inc. ("ASBI") giving effect to the merger using the pooling of interests method of accounting for a business combination.

The following information was derived from the unaudited financial statements of the Company and ASBI as of and for the nine months ended March 31, 2000. The information is only a summary and should be read in conjunction with historical financial statements and related notes contained in the annual reports and other information filed with the SEC and incorporated herein by reference and ASBI historical financial statements identified in Exhibit 99.3.

The unaudited pro forma condensed combined statements of income and comprehensive income for the nine months ended March 31, 2000 assume the merger was effected on June 26, 1999. The unaudited pro forma condensed combined statement of financial condition gives effect to the merger as if it had occurred on March 31, 2000. The accounting policies of the Company and ASBI are substantially comparable. Consequently, no adjustments were made to the unaudited pro forma condensed combined financial statements to conform the accounting policies of the combining companies.

The unaudited pro forma combined financial information is for illustrative purposes only. The companies may have performed differently had they always been combined. The pro forma combined financial information may not be indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience operating as a combined company.

                                      (2)

Southwest Securities Group, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Financial Condition March 31, 2000
(in thousands, except share and per share amounts)

                                                                                                               Pro Forma
                                                                                                               Condensed
                                                                                                               Combined
                                                     Southwest                                                 Southwest
                                                     Securities            ASBI                                Securities
                                                     Group, Inc.       Holdings, Inc.                          Group, Inc.
                                                        and                 and                                    and
                                                     Subsidiaries       Subsidiaries       Adjustments        Subsidiaries
                                                   ------------------------------------------------------------------------
ASSETS
Cash                                                 $    22,952      $     8,660       $      --             $     31,612
Assets segregated for regulatory purposes                209,691               --              --                  209,691
Marketable equity securities                              82,309               --              --                   82,309
Receivable from brokers, dealers and clearing
   organizations                                       3,755,962               --              --                3,755,962
Receivable from clients, net                           1,283,376               --              --                1,283,376
Loans                                                         --          281,026              --                  281,026
Other assets                                             197,163           10,568           1,062  (5A)            208,793
                                                   ------------------------------------------------------------------------
                                                     $ 5,551,453      $   300,254       $   1,062             $  5,852,769
                                                   ========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term borrowings                                $   262,664      $        --       $      --             $    262,664
Payable to brokers, dealers and clearing
   organizations                                       3,538,060               --              --                3,538,060
Payable to clients                                     1,177,535               --              --                1,177,535
Deposits                                                      --          225,235              --                  225,235
Advances from Federal Home Loan Bank                          --           35,632              --                   35,632
Other liabilities                                        241,551            9,681           1,395   (4)            252,627
Exchangeable subordinated notes                           57,500               --              --                   57,500
                                                   ------------------------------------------------------------------------
                                                       5,277,310          270,548           1,395                5,549,253

Minority interest in consolidated subsidiaries               100              886              --                      986

Stockholders' equity:
   Preferred stock $1.00 par value.  Authorized
      100,000 shares; none issued                             --               --              --                       --
   Common stock                                            1,184               27             233  (5B)              1,444
   Redeemable preferred stock $1.00 par value.
      Authorized 5,000,000 shares; none issued
      and outstanding                                         --               --              --                       --
   Additional paid-in capital                            128,818              238            (233) (5B)            157,378
                                                                                           28,555  (5C)
   Accumulated other comprehensive income - net
      unrealized holding gain, net of tax of $28,736      53,625               --              --                   53,625
   Retained earnings                                      90,517           28,555          (1,395)  (4)             90,184
                                                                                            1,062  (5A)
                                                                                          (28,555) (5C)
   Deferred compensation, net                                538                                                       538
   Treasury stock (15,674 shares, at cost)                  (639)              --              --                     (639)
                                                   ------------------------------------------------------------------------
                                                         274,043           28,820            (333)                 302,530
Commitments and contingencies
                                                   ------------------------------------------------------------------------
                                                     $ 5,551,453      $   300,254       $   1,062             $  5,852,769
                                                   ========================================================================

  See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                      (3)

Southwest Securities Group, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income and Comprehensive Income
For the nine months ended March 31, 2000
(in thousands, except share and per share amounts)

                                                                                                                     Pro Forma
                                                                                                                     Condensed
                                                                                                                     Combined
                                                           Southwest                                                 Southwest
                                                           Securities            ASBI                                Securities
                                                           Group, Inc.       Holdings, Inc.                          Group, Inc.
                                                              and                 and                                    and
                                                           Subsidiaries       Subsidiaries       Adjustments        Subsidiaries
                                                         ------------------------------------------------------------------------
REVENUES
Net revenues from clearing operations                    $     45,086         $        --      $        --         $      45,086
Commissions                                                    55,778                  --               --                55,778
Interest                                                      165,385              25,647               --               191,032
Investment banking, advisory and administrative fees           21,976                  --               --                21,976
Net gains on principal transactions                           115,506                  --               --               115,506
Other                                                          12,126               2,997               --                15,123
                                                         ------------------------------------------------------------------------
                                                              415,857              28,644               --               444,501

EXPENSES
Commissions and other employee compensation                   113,307               4,929               --               118,236
Interest                                                      117,555               9,479               --               127,034
Occupancy, equipment and computer service costs                18,627                 921               --                19,548
Communications                                                 12,137                  --               --                12,137
Floor brokerage and clearing organization charges               6,233                  --               --                 6,233
Other                                                          37,807               3,314               --                41,121
                                                         ------------------------------------------------------------------------
                                                              305,666              18,643               --               324,309
Income before income taxes and minority interest
   in consolidated subsidiaries                               110,191              10,001               --               120,192
Income taxes                                                   38,385                  93            3,407  (5A)          41,885
                                                         ------------------------------------------------------------------------
Income before minority interest in consolidated
   subsidiaries                                                71,806               9,908           (3,407)               78,307
Minority interest in consolidated subsidiaries                     --                (586)              --                  (586)
                                                         ------------------------------------------------------------------------

Net income                                                     71,806               9,322           (3,407)               77,721
Other comprehensive loss - unrealized holding
   loss arising during period, net of tax                     (58,497)                 --               --               (58,497)
                                                         ------------------------------------------------------------------------

Comprehensive income                                     $     13,309         $     9,322      $    (3,407)        $      19,224
                                                         ========================================================================

Earnings per share - basic                               $       5.52                                              $        4.98
                                                         =============                                            ===============
Earnings per share - diluted                             $       5.46                                              $        4.94
                                                         =============                                            ===============

Weighted average shares outstanding - basic                12,997,012                                              $  15,597,001
                                                         =============                                            ===============
Weighted average shares outstanding - diluted              13,141,513                                              $  15,741,502
                                                         =============                                            ===============

  See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                      (4)

     Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.   Basis of Presentation

The unaudited pro forma condensed combined financial statements are based on the unaudited consolidated financial statements of the Company and ASBI as of and for the nine months ended March 31, 2000.

The Company and ASBI consolidated financial statements are prepared in conformity with generally accepted accounting principles and require the Company and ASBI management to make estimates that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. In the opinion of the Company and ASBI, the unaudited pro forma condensed combined financial statements include all the adjustments necessary to present fairly the results of the periods presented. Actual results could differ materially from these estimates.

2.   Accounting Policies

The accounting policies of the Company and ASBI are substantially comparable. Consequently, no adjustments were made to the unaudited pro forma condensed combined financial statements to conform the accounting policies of the combining companies.

3.   Pro Forma Earnings Per Share

The pro forma combined net income per common share is based on net income less preferred stock dividends and the weighted average number of outstanding common shares. Net income per common share, assuming dilution, includes the dilutive
effect of stock options.   The weighted average number of outstanding common
shares has been adjusted to reflect the exchange ratio of 0.0956 shares of the Company's common stock for each share of ASBI common stock.

4.   Merger-Related Expenses

Merger-related fees and expenses, consisting primarily of fees and expenses of investment bankers, attorneys and accountants and financial printing and other related charges, are estimated to be approximately $1.4 million. These fees and expenses have been reflected in the unaudited pro forma condensed combined statement of financial condition as of March 31, 2000. These charges are not reflected in the unaudited pro forma condensed combined statements of income or the pro forma combined per share data.

                                      (5)

5.   Other Pro Forma Adjustments

(A) A pro forma adjustment has been made to reflect the tax implications of the conversion of ASBI from an S corporation to a C corporation.

(B) A pro forma adjustment has been made to reflect the cancellation of ASBI common stock and the assumed issuance of 2.6 million shares of the Company's common stock in exchange for all of the outstanding ASBI common stock (based on the exchange ratio of 0.0956).

(C) A pro forma adjustment has been made to reflect the termination of ASBI as an S corporation and the effect of the contribution of undistributed earnings of ASBI to the combined enterprise.

                                      (6)